Pruco Life Insurance Company
Pruco Life Insurance Company of New Jersey

Supplement dated June 26, 2015,
to
Prospectuses dated May 1, 2015,
for
VUL Protector® Variable Universal Life Contracts

This Prospectus Supplement (this “Supplement”) should be read and retained with your prospectus.  This Supplement updates certain information in the Contract prospectus you own and is not intended to be a prospectus or offer for any other Contract that you do not own.  Defined terms used herein and not otherwise defined herein shall have the meanings given to them in your Prospectus and Statement of Additional Information (SAI).

We are issuing this Supplement to describe: (1) recent changes to the Amended Shareholder Services Distribution Plan (the “12b-1 Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, and (2) changes to the AST PIMCO Limited Maturity Bond Portfolio.

(1) Changes to the 12b-1 Plan

Shareholders of the AST Portfolios approved an increase of the fee rate paid under the 12b-1 Plan for shareholder services and distribution expenses.  Currently, each AST Portfolio (including, indirectly, AST Portfolios structured as funds-of-funds) pays a 12b-1 fee at the annual rate of 0.10% of the average daily net assets of each Portfolio.  The fee rate paid under the 12b-1 Plan increased by 0.15% to 0.25% (as an annual rate of the average daily net assets of each Portfolio) effective July 1, 2015.  The 0.15% increase in the 12b-1 fee under the Plan is more than offset by a 0.1575% decrease in the contractual investment management fee paid by each of the AST Portfolios.  The net result is a small reduction in the combined 12b-1 and investment management fees.

On the effective date the following change applies to your prospectus:

Service Fees Payable to Pruco Life / Service Fees Payable to Pruco Life of New Jersey

The second paragraph is hereby deleted and replaced with the following:

We receive Rule 12b-1 fees which compensate us and our affiliate, Pruco Securities, LLC, for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Contract Owners). These fees are paid by the underlying Funds out of each Fund’s assets and are therefore borne by Contract Owners. We also receive administrative services payments, some of which are paid by the underlying Funds and some of which are paid by the advisers of the underlying Funds or their affiliates and are referred to as “revenue sharing” payments.  As of July 1, 2015, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.65% of the average assets allocated to the Fund under the Contract. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Contract.

(2) Change to the AST PIMCO Limited Maturity Bond Portfolio

On or about July 13, 2015, the AST PIMCO Limited Maturity Bond Portfolio’s subadviser will change.  Pacific Investment Management Company LLC (PIMCO) will be replaced by BlackRock Financial Management, Inc.  At that time the portfolio’s name will change to AST BlackRock Low Duration Bond Portfolio and all references to AST PIMCO Limited Maturity Bond Portfolio will be deleted and replaced with AST BlackRock Low Duration Bond Portfolio.  Further, the portfolio’s investment objective will change to “seeks to maximize total return”

On the effective date the following change applies to your prospectus:

The Funds

The AST PIMCO Limited Maturity Bond Portfolio row in the Affiliated Funds table is herby deleted and replaced with the following:

Variable Investment Option	Investment Objective Summary	Subadviser
Affiliated Funds
ADVANCED SERIES TRUST
AST BlackRock Low Duration Bond Portfolio	Seeks to maximize total return.	BlackRock Financial Management, Inc.

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